SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2011

Vermillion, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34810

Delaware	33-059-5156
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

12117 Bee Caves Road Building Two, Suite 100, Austin, TX 78738

(Address of principal executive offices, including zip code)

512.519.0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 10, 2011, Vermillion, Inc. (the “Company”) issued a press release reporting financial results for the three months ended March 31, 2011. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2011, the board of directors of the Company (the “Board”) amended the Company’s bylaws, effective immediately. The major substantive revision to the Company’s bylaws is that, with respect to annual meetings, shareholder proposals of business to be conducted and nominations of any person for election to the Board must be made not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting, rather than 156 days prior to the 2011 annual meeting as specified in the Definitive Schedule 14A filed on October 20, 2010 for the 2010 annual meeting. Notice requirements were also clarified with respect to special meetings. These amendments regarding the notice provisions will be effective commencing with the 2012 annual meeting and any special meetings.

The foregoing information is qualified in its entirety by reference to the Company’s Second Amended and Restated Bylaws, as amended, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 of this Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On May 10, 2011, the Company issued a press release reporting the financial results for the three months ended March 31, 2011. A copy of the Company’s press release dated May 10, 2011 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.

	3.1	Second Amended and Restated Bylaws of Vermillion, Inc.

	99.1	Press Release dated May 10, 2011

The information provided in this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.

Date: May 10, 2011	By:	/s/ Sandra A. Gardiner
Sandra A. Gardiner
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Vermillion, Inc.

99.1	Press Release dated May 10, 2011